Exhibit 10.1
SEVENTH AMENDMENT TO CREDIT AGREEMENT
     THIS SEVENTH AMENDMENT TO CREDIT AGREEMENT (this “Seventh Amendment”), dated as of November 4, 2009 (but effective as provided in Section 3 of this Seventh Amendment), is by and among CARRIAGE SERVICES, INC., a Delaware corporation (the “Borrower”), the banks listed on the signature pages hereof (the “Lenders”), WELLS FARGO BANK, N.A., as Syndication Agent (in said capacity, the “Syndication Agent”), and BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer (in said capacity as Administrative Agent, the “Administrative Agent”).
BACKGROUND
     A. The Borrower, the Lenders, the Syndication Agent, and the Administrative Agent are parties to that certain Credit Agreement, dated as of April 27, 2005, as amended by that certain First Amendment to Credit Agreement, dated as of August 31, 2005, as modified by that certain Waiver and Consent, dated as of September 1, 2006, as amended by that certain Second Amendment to Credit Agreement, dated as of May 4, 2007, as amended by that certain Third Amendment to Credit Agreement, dated as of December 1, 2007, as amended by that certain Fourth Amendment to Credit Agreement, dated as of November 14, 2008, as amended by that certain Fifth Amendment to Credit Agreement, dated as of December 31, 2008, as modified by that certain Waiver to Credit Agreement, dated as of March 19, 2009, and as amended by that certain Sixth Amendment to Credit Agreement, dated as of May 4, 2009 (said Credit Agreement, as amended and modified, the “Credit Agreement”; the terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement).
     B. The Borrower has requested that the Lenders amend the Credit Agreement, as more fully set forth herein.
     C. The Lenders parties to this Seventh Amendment (which Lenders constitute each of the Lenders as required under the Credit Agreement) are willing to agree to such amendment, subject to the performance and observance in full of each of the covenants, terms and conditions, and in reliance upon all of the representations and warranties of the Borrower, set forth herein.
     NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the parties hereto covenant and agree as follows:
     1. AMENDMENTS.
     (a) The definition of “Applicable Rate” set forth in Section 1.01 of the Credit Agreement is hereby amended to read as follows:
     “Applicable Rate” means the following percentages per annum, based upon the Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(a):

Applicable Rate
			Eurodollar Rate +
Pricing Level	Leverage Ratio	Commitment Fee	Letters of Credit	Base Rate +
1	Less than or equal to 2.75 to 1.00	0.500	3.000	2.000
2	Less than or equal to 3.75 to 1.00 but greater than 2.75 to 1.00	0.500	3.500	2.500
3	Greater than 3.75 to 1.00	0.625	4.000	3.000

Any increase or decrease in the Applicable Rate resulting from a change in the Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(a); provided, however, that if a Compliance Certificate is not delivered when due in accordance with such Section, then Pricing Level 3 shall apply as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered and shall remain in effect until the first Business Day immediately following the date such Compliance Certificate is actually delivered to the Administrative Agent. Notwithstanding the foregoing, the Applicable Rate in effect from the Seventh Amendment Effective Date through and including the date the first Compliance Certificate is delivered pursuant to Section 6.02(a) after the Seventh Amendment Effective Date shall be determined based upon Pricing Level 2.
     Notwithstanding anything herein to the contrary contained in this definition, the determination of the Applicable Rate for any period shall be subject to the provisions of Section 2.10(b).
     (b) The last sentence of the definition of “Capital Expenditures” set forth in Section 1.01 of the Credit Agreement is hereby amended to read as follows:
     Capital Expenditures specifically excludes deferred obtaining costs and, for the avoidance of doubt, Acquisitions.
     (c) The definition of “Maturity Date” set forth in Section 1.01 of the Credit Agreement is hereby amended to read as follows:
     “Maturity Date” means November 4, 2012.
     (d) The definition of “Real Property Collateral” set forth in Section 1.01 of the Credit Agreement is hereby amended to read as follows:
     “Real Property Collateral” means (a) all interests in real property owned or leased by the Borrower or a Domestic Subsidiary on the Closing Date that is used in or incident to a funeral home or related business anywhere in the States of California, Connecticut and Texas, (b) the Additional Real Property Collateral, and (c) additional real property substituted as Collateral in accordance with Section 7.05(e).
     (e) The definition of “Restricted Payment” set forth in Section 1.01 of the Credit Agreement is hereby amended to read as follows:
     “Restricted Payment” means (a) any Dividend, (b) any payment or prepayment of principal, interest, premium or penalty of or in respect of any Subordinated Debt or any defeasance, redemption, purchase, repurchase or other acquisition or retirement for value, in whole or in part, of any of the Subordinated Debt, or (c) any voluntary prepayment, purchase, repurchase, redemption or defeasance with respect to all or any portion of the Senior Notes.
     (f) Section 1.01 of the Credit Agreement is hereby amended by adding the following defined terms thereto in proper alphabetical order to read as follows:
     “Additional Real Property Collateral” means all interests of the Borrower or any Domestic Subsidiary in the real property set forth on Schedule 1 to the Seventh Amendment; provided, that Additional Real Property shall not include the property identified as Location 506 on such Schedule 1 if after using reasonable efforts the Borrower is unable to obtain consent of the owner of such property to the filing of a Deed of Trust against the Borrower’s interest in such property.

     “Seventh Amendment” means that certain Seventh Amendment to Credit Agreement, dated as of November 4, 2009, among the Borrower, the Lenders party thereto and the Administrative Agent.
     “Seventh Amendment Effective Date” means November 4, 2009.
     (g) Section 2.14(a) of the Credit Agreement is hereby amended to read as follows:
     (a) Request for Increase. Provided there exists no Default, upon notice to the Administrative Agent (which shall promptly notify the Lenders), the Borrower may on not more than two occasions request an increase in the Aggregate Commitments by an aggregate amount not exceeding $20,000,000; provided that neither such request for an increase shall be in an amount of less than $5,000,000. At the time of sending such notice, the Borrower (in consultation with the Administrative Agent) shall specify the time period within which each Lender is requested to respond (which shall in no event be less than ten Business Days from the date of delivery of such notice to the Lenders).
     (h) Section 5.14(b) of the Credit Agreement is hereby amended to read as follows:
     (b) None of the Borrower, any Person Controlling the Borrower, or any Subsidiary is or is required to be registered as an “investment company” under the Investment Company Act of 1940.
     (i) Section 5.20 of the Credit Agreement is hereby amended (i) by adding the following text at the end of clause (b)(ii) thereof: “; provided, however, that a security interest in bank accounts, cash and Liquid Investments shall not be required to be perfected unless an Event of Default” shall have occurred and be continuing and (ii) by amending the last sentence thereof to read as follows: “Other than as set forth in Section 5.20(b)(ii), each of the foregoing, and each other piece of Collateral, is subject to a perfected first priority Lien securing the Obligations, subject to Liens permitted to exist in accordance with the terms of Section 7.01.”
     (j) Section 7.06(a)(ii) of the Credit Agreement is hereby amended to read as follows:
     (ii) so long as there exists no Default both immediately before and after giving effect to any such transaction, (A) the Borrower may purchase Capital Stock (1) purchased from the Borrower by employees or former employees of the Borrower or any of its Subsidiaries in connection with the exercise of stock options or (2) in lieu of withholding taxes resulting from the vesting of any grant of restricted Capital Stock granted by the Borrower to employees or former employees of the Borrower or any of its Subsidiaries, (B) the Borrower and its Subsidiaries may pay or prepay any principal, interest, premium or penalty of or in respect of any Subordinated Debt or any defeasance, redemption, purchase, repurchase or other acquisition or retirement for value, in whole or in part, of any of the Subordinated Debt, and (C) the Borrower may voluntarily prepay, purchase, repurchase, redeem or effect a defeasance with respect to all or any portion of the Senior Notes; provided, however, that in the case of clauses (A), (B) and (C) combined, the aggregate amount of such transactions shall not exceed $5,000,000 during any fiscal year of the Borrower;
     (k) Section 7.08 of the Credit Agreement is hereby amended to read as follows:
     Transactions with Affiliates. Other than as permitted pursuant to Sections 7.04, 7.05 and 7.06 of the Credit Agreement, enter into any transaction of any kind with any Affiliate of the Borrower, whether or not in the ordinary course of business, other than on fair and reasonable terms substantially as favorable to the Borrower or such Subsidiary as would be obtainable by the Borrower or such Subsidiary at the time in a comparable arm’s length transaction with a Person other than an Affiliate.
     (l) Section 7.11 of the Credit Agreement is hereby amended to read as follows:
     (a) Maximum Leverage Ratio. Permit the Leverage Ratio as of the end of any period of four consecutive fiscal quarters of the Borrower to be greater than 4.00 to 1.00.

     (b) Minimum Fixed Charge Coverage Ratio. Permit the Fixed Charge Coverage Ratio as of the end of any period of four consecutive fiscal quarters in which the last fiscal quarter ends on or after September 30, 2005 to be less than 1.25 to 1.00.
     (m) Section 7.16 of the Credit Agreement is hereby deleted.
     (n) Notwithstanding anything in the Credit Agreement to the contrary, the Commitment of each Lender is hereby increased and amended to be in the amount of revised Schedule 2.01 attached hereto and made a part of the Credit Agreement. Such increase shall not be deemed to be an exercise by the Borrower of its right to request an increase in the Aggregate Commitments pursuant to Section 2.14 of the Credit Agreement.
     (o) Schedule 5.13 of the Credit Agreement is hereby amended to be in the form of Schedule 5.13 attached hereto.
     2. REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT. By its execution and delivery hereof, the Borrower represents and warrants that, as of the date hereof, and immediately after giving effect to this Seventh Amendment:
     (a) the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct on and as of the date hereof as made on and as of such date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and except that the representations and warranties contained in subsection (a) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement, except that to the extent that such representations and warranties refer to statements furnished pursuant to clause (b) of Section 6.01 of the Credit Agreement, the representations and warranties in subclauses (i) and (ii) of clause (a) of Section 5.05 of the Credit Agreement shall be qualified by reference to the absence of footnotes and shall be subject to normal year-end audit adjustments;
     (b) no event has occurred and is continuing which constitutes a Default or Event of Default;
     (c) (i) the Borrower has full power and authority to execute and deliver this Seventh Amendment and the replacement Revolving Loan Note for each Lender in the amount of each Lender’s Commitment as in effect after giving effect to this Seventh Amendment (collectively, the “Replacement Revolving Loan Notes”), (ii) this Seventh Amendment and the Replacement Revolving Loan Notes have been duly executed and delivered by the Borrower, and (iii) this Seventh Amendment and the Replacement Revolving Loan Notes constitute the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, except as enforceability may be limited by applicable Debtor Relief Laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities laws;
     (d) neither the execution, delivery and performance of this Seventh Amendment, the Replacement Revolving Loan Notes, nor the consummation of any transactions contemplated herein, will conflict with (i) the certificate or articles of incorporation or the applicable constituent documents or bylaws of the Borrower or its Subsidiaries, (ii) to Borrower’s knowledge, any provision or law, statute, rule or regulation applicable to the Borrower or its Subsidiaries or (iii) any indenture, agreement or other instrument to which the Borrower, the Subsidiaries or any of their properties are subject; and
     (e) no authorization, approval, consent, or other action by, notice to, or filing with, any Governmental Authority or other Person not previously obtained is required to be obtained or made by the Borrower pursuant to statutory law applicable to the Borrower as a condition to (i) the execution, delivery or performance by the Borrower of this Seventh Amendment or the Replacement Revolving Loan Notes, or (ii) the acknowledgement by each Guarantor of this Seventh Amendment.

     3. CONDITIONS OF EFFECTIVENESS. This Seventh Amendment shall be effective on and as of the date hereof (provided, however, Section 1(i) of this Seventh Amendment and subclause (2) of Section 1(j) of this Seventh Amendment shall be effective as of April 27, 2005), subject to the following:
     (a) the representations and warranties set forth in Section 2 of this Seventh Amendment shall be true and correct;
     (b) the Administrative Agent shall have received counterparts of this Seventh Amendment executed by each of the Lenders;
     (c) the Administrative Agent shall have received in immediately available funds from the Borrower for the account of (i) each Lender, an amount equal to the product of (A) 0.75% and (B) each Lender’s Commitment, as in effect after giving effect to this Seventh Amendment, and (ii) the Administrative Agent, an amount agreed upon among the Borrower, the Administrative Agent and each Lender for structuring this Seventh Amendment;
     (d) the Administrative Agent shall have received counterparts of this Seventh Amendment executed by the Borrower and acknowledged by each Guarantor; and
     (e) the Administrative Agent shall have received an executed copy of each Replacement Revolving Loan Note.
     4. ADDITIONAL REAL PROPERTY COLLATERAL. By December 31, 2009 (or such later time as agreed to by the Administrative Agent in its reasonable discretion) (such applicable date, the “Collateral Date”), the Borrower shall have (a) if it has timely received the same and had a reasonable opportunity to review the same, executed and delivered to the Administrative Agent Deeds of Trust and/or other Lien filings on the Additional Real Property Collateral, and (b) if timely requested by the Administrative Agent, and promptly following the Borrower’s receipt thereof, delivered to the Administrative Agent (i) related loan or mortgagee title commitments in reasonable and customary form and substance, (ii) flood certificates and (iii) tax affidavits, in each case with respect to the preceding clause (b) to the extent reasonably required by the Administrative Agent, are generally available at commercially reasonable rates or costs and are generally made available by relevant third party sources within the time frame required by this Section, together with payment of all related taxes and fees. If the Borrower fails to deliver the documents in accordance with the immediately preceding sentence by the Collateral Date, the Administrative Agent shall send a written notice to the Borrower informing the Borrower of such failure, identifying such documents that have not been so delivered and stating the basis for such failure, each in reasonable detail. The Borrower acknowledges and agrees that if it does not deliver the documents referenced in such notice from the Administrative Agent in accordance with this Section 4 within ten (10) days of its receipt of such notice, a Default shall then occur.
     5. GUARANTOR’S ACKNOWLEDGMENT. By signing below, each Guarantor (a) acknowledges, consents and agrees to the execution, delivery and performance by the Borrower of this Seventh Amendment, (b) acknowledges and agrees that its obligations in respect of its Guaranty are not released, diminished, waived, modified, impaired or affected in any manner by this Seventh Amendment, or any of the provisions contemplated herein, (c) ratifies and confirms its obligations under its Guaranty and (d) acknowledges and agrees that it has no claim or offsets against, or defenses or counterclaims to, its Guaranty.
     6. REFERENCE TO THE CREDIT AGREEMENT.
     (a) Upon and during the effectiveness of this Seventh Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended by this Seventh Amendment.
     (b) Except as expressly set forth herein, this Seventh Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights or remedies of the Administrative Agent or the Lenders under the Credit Agreement or any of the other Loan Documents, and shall not alter, modify, amend, or in any way affect the terms, conditions, obligations, covenants, or agreements contained in the Credit Agreement or the other Loan Documents, all of which are hereby ratified and affirmed in all respects and shall continue in full force and effect.
     7. COSTS AND EXPENSES. The Borrower shall be obligated to pay the reasonable costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Seventh Amendment and the other instruments and documents to be delivered hereunder.
     8. EXECUTION IN COUNTERPARTS. This Seventh Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. For purposes of this Seventh Amendment, a counterpart hereof (or signature page thereto) signed and transmitted by any Person party hereto to the Administrative Agent (or its counsel) by facsimile machine, telecopier or electronic mail is to be treated as an original. The signature of such Person thereon, for purposes hereof, is to be considered as an original signature, and the counterpart (or signature page thereto) so transmitted is to be considered to have the same binding effect as an original signature on an original document.
     9. GOVERNING LAW; BINDING EFFECT. This Seventh Amendment shall be governed by and construed in accordance with the laws of the State of Texas applicable to agreements made and to be performed entirely within such state; provided that the Administrative Agent and each Lender shall retain all rights arising under federal law. This Seventh Amendment shall be binding upon the Borrower and each Lender and their respective successors and permitted assigns.
     10. HEADINGS. Section headings in this Seventh Amendment are included herein for convenience of reference only and shall not constitute a part of this Seventh Amendment for any other purpose.
     11. ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS SEVENTH AMENDMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AS TO THE SUBJECT MATTER THEREIN AND HEREIN AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

REMAINDER OF PAGE LEFT INTENTIONALLY BLANK

     IN WITNESS WHEREOF, the parties hereto have executed this Seventh Amendment as of the date above written.

CARRIAGE SERVICES, INC.

By:	/s/ Terry E. Sanford

Terry E. Sanford
Chief Financial Officer

BANK OF AMERICA, N.A., as
Administrative Agent

By:

Name:

Title:

BANK OF AMERICA, N.A., as a Lender, L/C Issuer and
Swing Line Lender

By:	/s/ Gary L. Mingle

Gary L. Mingle
Senior Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as
Syndication Agent and as a Lender

By:

Name:

Title:

GUARANTORS:

CARRIAGE FUNERAL HOLDINGS, INC.
CFS FUNERAL SERVICES, INC.
CARRIAGE HOLDING COMPANY, INC.
CARRIAGE FUNERAL SERVICES OF MICHIGAN, INC.
CARRIAGE FUNERAL SERVICES OF KENTUCKY, INC.
CARRIAGE FUNERAL SERVICES OF CALIFORNIA, INC.
CARRIAGE CEMETERY SERVICES OF IDAHO, INC.
WILSON & KRATZER MORTUARIES
ROLLING HILLS MEMORIAL PARK
CARRIAGE SERVICES OF CONNECTICUT, INC.
CSI FUNERAL SERVICES OF MASSACHUSETTS, INC.
CHC INSURANCE AGENCY OF OHIO, INC.
BARNETT, DEMROW & ERNST, INC.
CARRIAGE SERVICES OF NEW MEXICO, INC.
FORASTIERE FAMILY FUNERAL SERVICES, INC.
CARRIAGE CEMETERY SERVICES, INC.
CARRIAGE SERVICES OF OKLAHOMA, L.L.C.
CARRIAGE SERVICES OF NEVADA, INC.
HUBBARD FUNERAL HOME, INC.
CARRIAGE TEAM CALIFORNIA (CEMETERY), LLC
CARRIAGE TEAM CALIFORNIA (FUNERAL), LLC
CARRIAGE TEAM FLORIDA (CEMETERY), LLC
CARRIAGE TEAM FLORIDA (FUNERAL), LLC
CARRIAGE SERVICES OF OHIO, LLC
CARRIAGE TEAM KANSAS, LLC
CARRIAGE MUNICIPAL CEMETERY SERVICES OF NEVADA,
INC.
CARRIAGE CEMETERY SERVICES OF CALIFORNIA, INC.
CARRIAGE INSURANCE AGENCY OF MASSACHUSETTS, INC.
CARRIAGE INTERNET STRATEGIES, INC.
CARRIAGE INVESTMENTS, INC. (for itself and as General Partner of Carriage Management, L.P.)
CARRIAGE MANAGEMENT, L.P.
COCHRANE’S CHAPEL OF THE ROSES, INC.
HORIZON CREMATION SOCIETY, INC.
CARRIAGE LIFE EVENTS, INC.
CARRIAGE MERGER I, INC.
CARRIAGE MERGER II, INC.
CARRIAGE FLORIDA HOLDINGS, INC.
ARIA CREMATION SERVICES, LLC
CLOVERDALE PARK, INC.
CATAUDELLA FUNERAL HOME, INC.

By:	/s/ Terry E. Sanford

Terry E. Sanford
Chief Financial Officer

SCHEDULE 1
Additional Real Property

Schedule 1

Location 487
Seaside Funeral Home
4357 Ocean Drive
Corpus Christi, Texas 78412
Book Value, 12/31/2008: $601,050
Legal Description: See “Tract 3” on report from
Urban Engineering, dated January 4, 2007, excerpted
pages attached.
Location 488
Corpus Christi Funeral Home
2409 Baldwin Boulevard
Corpus Christi, Texas 78405
Book Value, 12/31/2008: $475,582
Legal Description: See “Tract 1” and “Tract 2” on
report from Urban Engineering, dated January 4,
2007, excerpted pages attached.
Location 491 (Building Only on Cemetery Property)
Conejo Mountain Funeral Home
2502 Howard Road
Camarillo, California 93012
Est. Book Value, 12/31/2008: $522,232
Location 506 (Ground Lease)
Evans-Brown Mortuary
27010 Encanto Drive
Sun City, California 92585
Book Value, 12/31/2008: $378,993
Location 507
Evans-Brown Mortuary
126 East Graham Avenue
Lake Elsinore, California 92530
Book Value, 12/31/2008: $1,000,000
Legal Description: See “Parcel 2”, “Parcel 3”, and
“Parcel 4” on title policy pages, attached.
Location 508
Evans-Brown Mortuary
385 West Fourth Street
Perris, California 92570
Book Value: $1,440,000
Legal Description: See “Parcel 1” on title policy
pages, attached.
Location 509
Hemet Valley Mortuary
403 North San Jacinto Street
Hemet, California 92543
Book Value: $1,700,000
Legal Description: See “Parcel 5” and “Parcel 6” on
title policy pages, attached.
Location 484
Aria Cremation Services (Lease)
10116 E. Northwest Highway
Dallas, Texas 75218
Book Value: $0
Legal Description: Block A/7298 Lot 22,
0.4345 acres.
Location 485
Aria Cremation Services
1820 N. Beltline Road
Irving, Texas 75061-1510
Book Value: $876,102.37
Legal Description: Preston Villa, Block A, Lot 16,
0.4362 acres.
Location 486
Aria Cremation Services
19310 Preston Road
Dallas, Texas 75252-2439
Book Value: $885,152.92
Legal Description: Addition of Cleere, Block A, Lot 1.

Schedule 1

SCHEDULE 2.01
REVOLVING COMMITMENTS
AND REVOLVING PRO RATA SHARES

Lender	Revolving Commitment	Revolving Pro Rata Share

Bank of America, N.A.	$20,000,000	50.000000000%

Wells Fargo Bank, National Association	$20,000,000	50.000000000%

Total	$40,000,000	100.000000000%
Schedule 2.01

SCHEDULE 5.13
CAPITALIZATION; SUBSIDIARIES
(as of October __, 2009)
I.	List of Subsidiaries. Subsidiaries currently consist of the following:
A.	Carriage Funeral Holdings, Inc. Jurisdiction: Delaware Equity Ownership: 100% held by Carriage Services, Inc. Guarantor: yes

B.	CFS Funeral Services, Inc. Jurisdiction: Delaware Equity Ownership: 100% held by Carriage Services, Inc. Guarantor: yes

C.	Carriage Holding Company, Inc. Jurisdiction: Delaware Equity Ownership: 100% held by Carriage Funeral Holdings, Inc. Guarantor: yes

D.	Carriage Funeral Services of Michigan, Inc. Jurisdiction: Michigan Equity Ownership: 100% held by Carriage Funeral Holdings, Inc. Guarantor: yes

E.	Carriage Funeral Services of Kentucky, Inc.
Jurisdiction: Kentucky
Equity Ownership: 100% of Class A Common Stock held by Carriage Funeral Holdings, Inc.; one share of Class B non-voting Common Stock held by a licensee
Guarantor: yes

F.	Carriage Funeral Services of California, Inc. Jurisdiction: California Equity Ownership: 100% held by Carriage Team California (Funeral), LLC Guarantor: yes

G.	Carriage Cemetery Services of Idaho, Inc. Jurisdiction: Idaho Equity Ownership: 100% held by Carriage Cemetery Services, Inc. Guarantor: yes

H.	Wilson & Kratzer Mortuaries Jurisdiction: California Equity Ownership: 100% held by Carriage Funeral Services of California, Inc. Guarantor: yes

I.	Rolling Hills Memorial Park Jurisdiction: California Equity Ownership: 100% held by Carriage Cemetery Services of California, Inc. Guarantor: yes

J.	Carriage Services of Connecticut, Inc. Jurisdiction: Connecticut Equity Ownership: 100% held by Carriage Funeral Holdings, Inc. Guarantor: yes
Schedule 5.13

K.	CSI Funeral Services of Massachusetts, Inc.
Jurisdiction: Massachusetts
Equity Ownership: 100% (1,614 shares) of the Class A Common Stock are held by licensees and 100% (400 shares) of the Class B Common Stock is held by Carriage Funeral Holdings, Inc. The Class A and B Common Stock are both voting.
Guarantor: yes

L.	CHC Insurance Agency of Ohio, Inc. Jurisdiction: Ohio Equity Ownership: 100% of Class A Voting Common Stock and Class B Nonvoting Common Stock held by Carriage Funeral Holdings, Inc. Guarantor: yes

M.	Barnett, Demrow & Ernst, Inc. Jurisdiction: Kentucky Equity Ownership: 99.9% (100% of voting stock) is held by Carriage Funeral Services of Kentucky, Inc.; balance held by licensee Guarantor: yes

N.	Carriage Services of New Mexico, Inc. Jurisdiction: New Mexico Equity Ownership: 100% held by Carriage Funeral Holdings, Inc. Guarantor: yes

O.	Forastiere Family Funeral Service, Inc.
Jurisdiction: Massachusetts
Equity Ownership: 100% (400 shares) of the Class B Common Stock is held by Carriage Funeral Holdings, Inc., and 100% (3,200 shares) of the Class A Common Stock are held by licensees. The Class A and B Common Stock are both voting.
Guarantor: yes

P.	Carriage Cemetery Services, Inc. Jurisdiction: Texas Equity Ownership: 100% held by Carriage Funeral Holdings, Inc. Guarantor: yes

Q.	Carriage Services of Oklahoma, L.L.C. Jurisdiction: Oklahoma Equity Ownership: 100% held by Carriage Cemetery Services, Inc. Guarantor: yes

R.	Carriage Services of Nevada, Inc. Jurisdiction: Nevada Equity Ownership: 100% held by Carriage Funeral Holdings, Inc. Guarantor: yes

S.	Hubbard Funeral Home, Inc. Jurisdiction: Maryland Equity Ownership: 100% held by Carriage Funeral Holdings, Inc. Guarantor: yes

T.	Carriage Team California (Cemetery), LLC Jurisdiction: Delaware Equity Ownership: 100% of Class A Units are held by Carriage Cemetery Services, Inc. Guarantor: yes
Schedule 5.13

U.	Carriage Team California (Funeral), LLC Jurisdiction: Delaware Equity Ownership: 100% of Class A Units are held of record by Carriage Funeral Holdings, Inc. Guarantor: yes

V.	Carriage Team Florida (Cemetery), LLC Jurisdiction: Delaware Equity Ownership: 100% of Class A Units are held by Carriage Cemetery Services, Inc. Guarantor: yes

W.	Carriage Team Florida (Funeral), LLC Jurisdiction: Delaware Equity Ownership: 100% of Class A Units are held by Carriage Funeral Holdings, Inc. Guarantor: yes

X.	Carriage Services of Ohio, LLC Jurisdiction: Delaware Equity Ownership: 100% held by Carriage Funeral Holdings, Inc. Guarantor: yes

Y.	Carriage Team Kansas, LLC Jurisdiction: Delaware Equity Ownership: 100% of Class A Units are held by Carriage Funeral Holdings, Inc. Guarantor: yes

Z.	Carriage Municipal Cemetery Services of Nevada, Inc. Jurisdiction: Nevada Equity Ownership: 100% held by Carriage Cemetery Services, Inc. Guarantor: yes

AA.	Carriage Cemetery Services of California, Inc. Jurisdiction: California Equity Ownership: 100% held by Carriage Team California (Cemetery), LLC Guarantor: yes

BB.	Carriage Insurance Agency of Massachusetts, Inc. Jurisdiction: Massachusetts Equity Ownership: 100% held by Carriage Holding Company, Inc. Guarantor: yes

CC.	Carriage Internet Strategies, Inc. Jurisdiction: Delaware Equity Ownership: 100% held by Carriage Funeral Holdings, Inc. Guarantor: yes

DD.	Carriage Investments, Inc. Jurisdiction: Delaware Equity Ownership: 100% held by Carriage Funeral Holdings, Inc. Guarantor: yes

EE.	Carriage Management, L.P.
Jurisdiction: Texas
Equity Ownership: Carriage Investments, Inc. is the sole general partner holding a 1% general partnership interest; the limited partner is Cochrane’s Chapel of the Roses, Inc., holding a 99% limited partnership interest.
Guarantor: yes
Schedule 5.13

FF.	Cochrane’s Chapel of the Roses, Inc. Jurisdiction: California Equity Ownership: 100% held by Carriage Funeral Holdings, Inc. Guarantor: yes

GG.	Horizon Cremation Society, Inc. Jurisdiction: California Equity Ownership: 100% held by Carriage Funeral Holdings, Inc. Guarantor: yes

HH.	Carriage Life Events, Inc. Jurisdiction: Delaware Equity Ownership: 100% held by Carriage Services, Inc. Guarantor: yes

II.	Carriage Merger I, Inc. Jurisdiction: Delaware Equity Ownership: 100% held by Carriage Funeral Holdings, Inc. Guarantor: yes

JJ.	Carriage Merger II, Inc. Jurisdiction: Delaware Equity Ownership: 100% held by Carriage Funeral Holdings, Inc. Guarantor: yes

KK.	Carriage Florida Holdings, Inc. (f/k/a Carriage Merger III, Inc.) Jurisdiction: Delaware Equity Ownership: 100% held by Carriage Funeral Holdings, Inc. Guarantor: yes

LL.	Aria Cremation Services, LLC (f/k/a Carriage Merger IV, Inc.) Jurisdiction: Delaware Equity Ownership: 40% held by Carriage Funeral Holdings, Inc.; balance held by investors. Guarantor: yes

MM.	Cloverdale Park, Inc. Jurisdiction: Delaware Equity Ownership: 100% held by Carriage Cemetery Services of Idaho, Inc. Guarantor: yes

NN.	Cataudella Funeral Home, Inc.
Jurisdiction: Massachusetts
Equity Ownership: 100% (400 shares) of the Class B Common Stock is held by Carriage Funeral Holdings, Inc., and 100% (1,165 shares) of the Class A Common Stock are held by licensees. The Class A and B Common Stock are both voting.
Guarantor: yes

OO.	Carriage Services Capital Trust
Jurisdiction: Delaware
Equity Ownership: 57,990 Common Securities held by Carriage Services, Inc. and 1,875,000 Preferred Securities held by certain holders.
Guarantor: no
Schedule 5.13

II.	Unrestricted Subsidiaries

None at present.

III.	Borrower’s directors and executive officers

Directors:	Melvin C. Payne
Richard W. Scott
Vincent D. Foster
L. William Heiligbrodt
Ronald A. Erickson
Officers:	Melvin C. Payne, Chairman of the Board, Chief Executive Officer and President
Terry E. Sanford, Senior Vice President and Chief Financial Officer
Jay D. Dodds, Senior Vice President and Chief Operating Officer
J. Bradley Green, Senior Vice President, General Counsel and Secretary
George J. Klug, Senior Vice President and Chief Information Officer
IV.	Borrower’s Affiliates. The following listing does not necessarily constitute Borrower’s admission that any person listed is or will remain an Affiliate of Borrower.

A.	All of Borrower’s directors and executive officers identified in III above.

B.	According to most recently filed Schedules 13G, the following are shown on such Schedules to beneficially own more than 5% of Borrower’s Common Stock, determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934, as amended:
Schedule 5.13

	Number of Shares	Percent of
Beneficial Owner	Beneficially Owned	Common Stock (a)

Zazove Associates, LLC (1)	2,778,722	13.8%
1001 Tahoe Blvd. Incline Village, NV 89451

FMR LLC (2)	1,952,945	11.3%
82 Devonshire Street Boston, MA 02109

Dimensional Fund Advisors LP (3)	1,563,445	9.0%
1299 Ocean Avenue Santa Monica, CA 90401

First Wilshire Securities Management, Inc. (4)	1,354,737	7.8%
1224 East Green Street, Suite 200 Pasadena, CA 91106

Renaissance Technologies (5)	940,800	5.4%
800 Third Avenue New York, NY 10022
	8,590,649	42.7%

(a)	Based on 17,340,000 shares of Borrower’s Common Stock outstanding as of September 30, 2009.

(1)	Based solely on Schedule 13G filed with the SEC on February 13, 2009. Zazove Associates, LLC has sole voting and dispositive power as to 2,778,722 shares, which shares are issuable upon the conversion of Carriage Services Capital Trust Preferred Securities. Such conversion had not occurred as of the record date.

(2)	Based solely on Schedule 13G/A filed with the SEC on May 11, 2009. Fidelity Management & Research Company (“Fidelity”), a wholly-owned subsidiary of FMR LLC, is the beneficial owner of 1,952,945 shares. Edward C. Johnson 3d and FMR LLC, through its control of Fidelity each has sole dispositive power as to 1,952,945 shares. According to this Schedule 13G/A, members of the Johnson family may be deemed to form a controlling group with respect to FMR LLC. According to this Schedule 13G/A, neither FMR LLC nor Edward C. Johnson 3d has the sole power to vote or direct the voting of the shares owned directly by the Fidelity Funds, which power resides with the Funds’ Boards of Trustees.

(3)	Based solely on Schedule 13G filed with the SEC on February 9, 2009. Dimensional Fund Advisors LP has sole voting power as to 1,540,038 shares and sole dispositive power as to 1,563,445 shares.

(4)	Based solely on Schedule 13G filed with the SEC on February 13, 2009. First Wilshire Securities Management, Inc. has sole voting power as to 77,000 shares and sole dispositive power as to 1,354,737 shares.

(5)	Based solely on Schedule 13G filed with the SEC on February 13, 2009. Renaissance Technologies LLC has sole voting and dispositive power as to 940,800 shares.
Schedule 5.13